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                                                          SEC File Nos. 33-36962
                                                                       811-06175

                               Eclipse Funds Inc.

                          MAINSTAY FLOATING RATE FUND

                     Supplement dated April 27, 2004 to the
                 Prospectus dated April 15, 2004 ("Prospectus")


        This Supplement updates certain information contained in the above-dated Prospectus for Eclipse Funds Inc. regarding one series of the Fund: MainStay Floating Rate Fund. You may obtain copies of the Prospectus free of charge, upon request, by calling toll-free 1-800-624-6782, or by writing to NYLIFE Distributors LLC, attn: MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, NJ 07054.

      1. Footnote number one to the table on page 10 of the Prospectus is replaced in its entirety to read as follows: "Except on certain redemptions on purchases of $500,000 or more made without an initial sales charge."

      2. The first footnote on page 13 following the sales charge table for the MainStay Floating Rate Fund is replaced in its entirety to read as follows: "No sales charge applies on investments of $500,000 or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Fund's Distributor may pay a commission to dealers on these purchases from its own resources."


            PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE